UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 24, 2008

U.S. Dry Cleaning Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-23305	77-0357037
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4040 MacArthur Blvd., Suite 305 Newport Beach, California		92660
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code:  (949) 863-9669

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR240.13e-4(c))

CURRENT REPORT ON FORM 8-K

U.S. DRY CLEANING CORPORATION

March 24, 2008

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 24, 2008, USDC Portsmouth, Inc. (“USDC Portsmouth”), a wholly-owned subsidiary of U.S. Dry Cleaning Corporation (the “Company”), acquired specified assets of Zoots Corporation (“Zoots”), Zoots Holding Corporation (“Holding”) and Delivery LLC (together with Zoots and Holding, the “Zoots Companies”), comprising the Zoots Companies’ retail dry cleaning and laundry business engaged in by the Zoots Companies using their “Portsmouth Network” in the Commonwealth of Virginia (the “Portsmouth Business”).

The acquisition was effected in part under a Secured Party Sale Agreement (“Sale Agreement”) with NewStar Financial, Inc. (“NewStar”), the lender having a security interest in certain of the Portsmouth Business assets, securing certain debt of the Zoots Companies.  In consideration for selling such assets, NewStar received (i) a cash payment of $764,929 and (ii) a short-term secured promissory note issued by the Company in the initial principal amount of $975,000 (“Term Note”).  The foregoing description of the Sale Agreement and Term Note is qualified in its entirety by reference to the full text of both the Sale Agreement and Term Note, a copy of each of which is attached hereto as Exhibits 10.1 and 10.2, respectively, and each of which is incorporated herein in its entirety by reference.

To secure its obligations with respect to the Term Note, USDC Portsmouth granted NewStar a second priority lien over all of USDC Portsmouth’s assets, pursuant to a Security Agreement, dated as of March 24, 2008, a copy of which is attached hereto as Exhibit 10.3 and incorporated herein in its entirety.

In order to finance the acquisition of the Portsmouth Business, the Company issued a secured convertible note in the initial principal amount of $1,725,000 to Setal 2, LLC (the “Senior Lender), which is secured by a first priority lien over all of USDC Portsmouth’s assets, as well as a first priority pledge over all of the capital stock of USDC Portsmouth.  USDC Portsmouth, NewStar and the Senior Lender entered into an Intercreditor Agreement, dated as of March 24, 2008, addressing, among other things, certain issues relating to the priority of the liens granted by USDC Portsmouth and foreclosure on the relevant assets following a default.

The Company guaranteed the obligations of USDC Portsmouth with respect to the Term Note pursuant to a Guaranty in favor of NewStar, dated as of March 24, 2008 (“Guaranty”), which Guaranty was secured by a  second priority pledge in favor NewStar over all of the capital stock of USDC Portsmouth, pursuant to a Stock Pledge Agreement, dated as of March 24, 2008 (“Stock Pledge Agreement”).  The foregoing summary is qualified in its entirety by reference to the full text of each of the Guaranty and Stock Pledge Agreement, attached hereto as Exhibits 10.4 and 10.5, respectively, each of which is incorporated herein in its entirety.

The Company and USDC Portsmouth also entered into an Assignment and Assumption Agreement, dated as of March 21, 2008 (“Assignment Agreement”), with the Zoots Companies, pursuant to which the Zoots Companies assigned, and USDC Portsmouth assumed, (i) certain vehicle, equipment and other personal property leases and loan agreements (representing outstanding payment liabilities of approximately $156,000 in the aggregate) and (ii) certain real property leases and other contracts related to the Portsmouth Business.  The Zoots Companies also transferred to USDC Portsmouth the Zoots Companies’ rights, title and interest to certain property and tangible assets of the Zoots Companies used in the Portsmouth Business, to the extent not transferred by NewStar under the Sale Agreement.  In consideration for such assignments and transfers under the Assignment Agreement (and the grant of the license described below), the Zoots Companies (or their designees) received an aggregate cash payment of $187,471.  The foregoing summary description of the Assignment Agreement is qualified by reference to the full text thereof, a copy of which is attached hereto as Exhibit 10.6 and incorporated herein in its entirety.

On March 24, 2008, USDC Portsmouth entered into employment agreements with approximately 115 former employees of the Zoots Companies employed in connection with the Portsmouth Business.  None of such employees are considered “executive officers” of the Company.

Pursuant to a License Agreement, dated as of March 24, 2008 (“License Agreement”), Zoots granted USDC Portsmouth, among other things, an exclusive, perpetual, royalty-free license to use the service marks ZOOTS, THE CLEANER CLEANER and ZOOTS THE CLEANER CLEANER,  in the Commonwealth of Virginia and in the States of Georgia, Maryland, North Carolina and South Carolina (collectively, the “Territory”), for the purpose of offering dry cleaning and laundry services.  The license includes the right of USDC Portsmouth to use the mark ZOOTS as part of the domain name zootsva.com and domain names identifying other websites related to USDC Portsmouth’s stores within the Territory, as well as the right to use all trade dress and the “look and feel” of the zoots.com website on the sites for such stores.  The foregoing description of the License Agreement is qualified by reference to the full text thereof attached as Exhibit 10.7, which is incorporated herein in its entirety.

The Company announced the closing of the Portsmouth Business acquisition in a press release issued on March 27, 2008, a copy of which is attached hereto as Exhibit 99.1 and is incorporated in its entirety by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this current report.

Exhibit No.	Description
10.1	Secured Party Sale Agreement, dated as of March 19, 2008, between NewStar Financial, Inc., USDC Portsmouth, Inc. and U.S. Dry Cleaning Corporation.
10.2	Time Note, dated March 24, 2008, from USDC Portsmouth, Inc. to NewStar Financial, Inc.
10.3	Security Agreement, dated as of March 24, 2008, between USDC Portsmouth, Inc. and NewStar Financial, Inc.
10.4	Guaranty, dated as of March 24, 2008, from U.S. Dry Cleaning Corporation to NewStar Financial Inc.
10.5	Stock Pledge Agreement, dated as of March 24, 2008, by U.S. Dry Cleaning Corporation.
10.6	Assignment and Assumption Agreement, dated as of March 21, 2008, among Zoots Corporation, Zoots Holding Corporation, Delivery LLC, USDC Portsmouth, Inc. and U.S. Dry Cleaning Corporation.
10.7	License Agreement, dated as of March 24, 2008, between Zoots Corporation and USDC Portsmouth, Inc.
99.1	Press Release of U.S. Dry Cleaning Corporation issued March 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

U.S. DRY CLEANING CORPORATION

Date: March 28, 2008	By: /s/ F. Kim Cox
Name: F. Kim Cox
Title: Chief Financial Officer